SUPPLEMENT TO THE CURRENTLY EFFECTIVE SUMMARY PROSPECTUSES

                                   --------
                               Daily Assets Fund




The following information replaces similar disclosure contained under the "TO PLACE ORDERS" sub-heading of the "PURCHASE AND SALE OF FUND SHARES" section of the fund's summary prospectuses.



The fund is primarily offered to institutional investors. The fund's Capital Shares (the fund's original share class) are currently used as a cash management vehicle for the cash collateral received in connection with the securities lending program of the Deutsche family of funds. As a cash management vehicle for investment of cash collateral, the fund may be subject to greater shareholder concentrations and experience large purchases and redemptions over a relatively short time period. Fund management considers these and other factors in constructing the fund's portfolio. After September 30, 2016, the fund is no longer expected to hold any cash collateral of the Deutsche family of funds.

               Please Retain This Supplement for Future Reference


July 1, 2016
PROSTKR-659

                                                   Deutsche
                                                   Asset Management [DB Logo]